First Quarter 2025 Earnings May 6, 2025 1

Safe Harbor Statement Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this presentation are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this presentation. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. Non-GAAP Financial Measures: The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), non-GAAP revenue (constant currency), non-GAAP revenue growth (constant currency), non-GAAP gross profit/margin %, non-GAAP SG&A expense, non-GAAP R&D expense, non-GAAP litigation settlements and awards, non-GAAP impairment charge, non-GAAP operating expense %, non-GAAP operating profit/margin %, non-GAAP non-operating income (expense), non-GAAP provision for income taxes, non-GAAP net income (loss), non-GAAP net income (loss) per share. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.investor.masimo.com to access Supplementary Financial Information. Forward-Looking Non-GAAP Financial Measures: This presentation also includes certain forward-looking non-GAAP financial measures. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, we exclude the impact of certain charges related to acquisitions, integrations, divestitures and related costs; business transition and related costs; litigation related expenses and settlements; realized and unrealized gains or losses; tax related adjustments; and other adjustments. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management's plans may change. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. 2

Executive Summary | Continuing Operations(1) First Quarter 2025 Results • Non-GAAP revenue(2) of $371 million grew 10% on a constant currency(3) basis. • Non-GAAP gross margin(2) of 63.1% improved 80 basis points versus prior year. • Non-GAAP operating profit(2) of $107 million grew 48% versus prior year. • Non-GAAP operating margin(2) of 28.8% improved 750 basis points versus prior year. • Non-GAAP earnings per share(2) of $1.36 grew 56% versus prior year. 3 Notes: 1. The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. 2. Represents a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is included within the appendix of this presentation. 3. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes. 4. Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. 5. Represents Masimo’s unrecognized contract revenue as defined in Masimo’s latest Form 10-Q and Form 10-K filings. 6. Represents updated guidance provided May 6, 2025. Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures" within this earnings release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance does not include any use of proceeds from a sale of Sound United and/or any potential benefits from new tax policies. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo’s 4-4-5 fiscal calendar. Guidance also includes the estimated financial impact of new tariffs (in place as of 5/1/2025), before any mitigation. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts. Updated Full Year 2025 Guidance(6) • Non-GAAP revenue of $1,500 to $1,530 million, increasing 8% to 11% on a constant currency(3) basis. Excluding the impact of new tariffs (for comparison purposes only to prior guidance, which excluded new tariffs): • Non-GAAP operating profit of $420 to $436 million, increasing 27% to 32% versus prior year. • Non-GAAP operating margin of 28.0% to 28.5%, improving 430 to 480 basis points versus prior year. • Non-GAAP earnings per share of $5.30 to $5.60, increasing 26% to 34% versus prior year. Updated guidance now includes the impact of new tariffs before any mitigation: • Non-GAAP operating profit of $383 to $403 million, increasing 16% to 22% versus prior year. • Non-GAAP operating margin of 25.5% to 26.4%, improving 180 to 270 basis points versus prior year. • Non-GAAP earnings per share of $4.80 to $5.15, increasing 15% to 23% versus prior year. We have developed a number of mitigation plans and will continue to reassess and modify our plans as the situation merits. These plans include adjusting our product sourcing and operations to mitigate some of the impact, which is dependent on different tariff scenarios. Business Highlights • Incremental value of new contracts(4) was $77 million. • Unrecognized contract revenue(5) was $1,762 million. • Shipped 72,200 technology boards and instruments. • Consumable and Service revenue of $320 million grew 8% on a constant currency(3) basis. • Capital and Other revenue of $51 million grew 32% on a constant currency(3) basis.

First Quarter 2025 Results vs. Prior Year | Continuing Operations(1,2) Notes: 1. The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. 2. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. All growth comparisons in this presentation relate to the corresponding period of prior fiscal year unless otherwise noted. Numbers may not foot due to rounding. 4 Q1 2025 Q1 2024 ($ in millions; except EPS) Actual Actual GAAP Revenue $372 $340 10% N/A Non-GAAP GAAP Revenue $371 $340 9% 10% GAAP Gross Profit $234 $207 13% GAAP Gross Margin 62.9% 60.8% 210 bps Non-GAAP Gross Profit $234 $211 11% Non-GAAP Gross Margin 63.1% 62.3% 80 bps GAAP Operating Profit $78 $53 47% GAAP Operating Margin 21.0% 15.6% 540 bps Non-GAAP Operating Profit $107 $72 48% Non-GAAP Operating Margin 28.8% 21.3% 750 bps GAAP Earnings Per Share $0.86 $0.59 46% Non-GAAP Earnings Per Share $1.36 $0.87 56% Constant Currency As Reported vs. Prior Year

21.3% 28.8% 2024 2025 62.3% 63.1% 2024 2025 $0.87 $1.36 2024 2025 5 Non-GAAP Revenue $MM, shown as reported $340 $371 2024 2025 $300 $320 2024 2025 $39 $51 2024 2025 Consumable and Service Revenue $MM, shown as reported Capital and Other Revenue $MM, shown as reported Notes: 1. The financial information reflects the continuing operations of Masimo’s healthcare business. The Sound United business is being classified as “held for sale” and reported in discontinued operations. 2. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency and pro forma measures. 3. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes All growth comparisons in this presentation relate to the corresponding period of prior fiscal year unless otherwise noted. Numbers may not foot due to rounding. First Quarter 2025 Results vs. Prior Year | Continuing Operations(1,2) Non-GAAP Earnings Per Share $ per share Non-GAAP Gross Margin % of revenue Non-GAAP Operating Margin % of revenue

Updated Full Year 2025 Guidance | Continuing Operations[(1)]

Updated guidance includes the impact of new tariffs before any mitigation plans

	Updated FY 2025 Guidance[(1)]			vs. Prior Year			vs. Prior Guidance[(2)]		
($ in millions; except EPS)	Low	-	High	Low	-	High	Low	-	High
Non-GAAP Revenue	$1,500	-	$1,530	8%	-	10%	$0	-	$0
Constant Currency Revenue Growth[(3)]				8%	-	11%			
Excluding New Tariffs	$420	-	$436	27%	-	32%	$6	-	$8
Impact of New Tariffs Before Mitigation	($37)	-	($33)	(11%)	-	(10%)	($37)	-	($33)
Non-GAAP Operating Profit	$383	-	$403	16%	-	22%	($31)	-	($25)
Excluding New Tariffs	28.0%	-	28.5%	430 bps	-	480 bps	50 bps	-	50 bps
Impact of New Tariffs Before Mitigation	(2.5%)	-	(2.1%)	(250) bps	-	(210) bps	(250) bps	-	(210) bps
Non-GAAP Operating Margin	25.5%	-	26.4%	180 bps	-	270 bps	(200) bps	-	(160) bps
Excluding New Tariffs	$5.30	-	$5.60	26%	-	34%	$0.20	-	$0.20
Impact of New Tariffs Before Mitigation	($0.50)	-	($0.45)	(12%)	-	(11%)	($0.50)	-	($0.45)
Non-GAAP Earnings Per Share	$4.80	-	$5.15	15%	-	23%	($0.30)	-	($0.25)

Notes:
1. Represents updated guidance provided May 6, 2025. Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See "Forward-Looking Non-GAAP Financial Measures" within this earnings release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance does not include any use of proceeds from a sale of Sound United and/or any potential benefits from new tax policies. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo's 4-4-5 fiscal calendar. Guidance also includes the estimated financial impact of new tariffs (in place as of 5/1/2025), before any mitigation. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts.
2. Represents guidance provided February 25, 2025.
3. The information presented is based on calculations holding exchange rates constant with the prior year period for comparison purposes

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Tariff Overview

Masimo

- Our updated guidance incorporates a $33 to $37 million increase to cost of sales for fiscal 2025, which represents a 210 to 250 basis point impact to operating margin and a 45 to 50 cent impact to EPS.
- Given that tariff costs are capitalized into inventory and then recognized as products are sold, we expect the impact of tariffs to increase each quarter over the remainder of the year starting with a $2 million impact in the second quarter.
- Importantly, these estimates of tariff impact do not include any mitigation measures that we might implement, nor do they reflect any potential inflationary impact on labor or component costs, any offsets from tariff negotiations or product exemptions, or any benefits of a weaker dollar.

	Mexico	Malaysia	China
Products subject to U.S. tariffs	Non-USMCA eligible products	All manufactured products	Raw materials & patient cables
% of total cost of goods sold subject to U.S. tariffs	~10%	~33%	~5%
Rate assumed at low end of tariff range ($33 million)	25%	10% baseline rate	170%
Rate assumed at high end of tariff range ($37million)	25%	Increases to 24% after current 90-day pause period ends	170%

Notes:

1. Represents updated guidance provided May 6, 2025. Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See "Forward-Looking Non-GAAP Financial Measures" within this earnings release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance does not include any use of proceeds from a sale of Sound United and/or any potential benefits from new tax policies. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo's 4-4-5 fiscal calendar. Guidance also includes the estimated financial impact of new tariffs (in place as of 5/1/2025), before any mitigation. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts.

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Appendix • GAAP to Non-GAAP Reconciliations 8

GAAP to Non-GAAP Reconciliations – Continuing Operations

Masimo

(Unaudited; in millions, except percentages)[1,2,3]	Quarterly Performance					Full-Year		FY 2025 Guidance[4]	
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY 2023	FY 2024	Low	High
GAAP revenue	339.6	343.9	343.3	368.4	372.0	1,275.5	1,395.2	1,501	1,531
Business transition and related costs	-	-	-	-	(0.9)	-	-	(1)	(1)
Non-GAAP revenue	339.6	343.9	343.3	368.4	371.0	1,275.5	1,395.2	1,500	1,530
Constant currency revenue adjustments	1.5	1.8	0.6	0.9	4.1	5.8	4.9	13	13
Non-GAAP constant currency revenue	$341.1	$345.7	$343.9	$369.3	$375.2	$1,281.3	$1,400.1	$1,513	$1,543
GAAP revenue growth	-2.1%	22.4%	11.5%	8.4%	9.5%	-4.8%	9.4%	8%	10%
Non-GAAP revenue growth (constant currency)	-1.6%	23.0%	11.7%	8.6%	10.5%	-4.4%	9.8%	8%	11%

Notes:

(1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions. Please visit the Investor Relations sections of Masimo's website at https://investor.masimo.com for Masimo Non-GAAP Definitions.

(2) The financial information reflects the continuing operations of Masimo's healthcare business. The Sound United business is being classified as "held for sale" and reported in discontinued operations.

(3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.

(4) Represents updated guidance provided May 6, 2025.

9

GAAP to Non-GAAP Reconciliations – Continuing Operations

(Unaudited; in millions, except per share data)[1],[2]

	Quarterly Performance					Full-Year	
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY 2023	FY 2024
GAAP revenue	$339.6	$343.9	$343.3	$368.4	$372.0	$1,275.5	$1,395.2
Business transition and related costs	-	-	-	-	(0.9)	-	-
Non-GAAP revenue	$339.6	$343.9	$343.3	$368.4	$371.0	$1,275.5	$1,395.2
GAAP gross profit	$206.6	$207.3	$212.1	$168.3	$234.0	$765.6	$794.3
Acquired intangible asset amortization	0.5	0.5	0.5	0.5	0.3	1.9	1.8
Acquisitions, integrations, divestitures, and related costs	0.0	0.1	-	-	-	-	0.1
Business transition and related costs[3]	0.3	6.8	5.2	63.5	(0.3)	4.9	75.8
Other adjustments	4.0	0.3	(1.9)	0.0	-	4.7	2.5
Non-GAAP gross profit	$211.4	$214.9	$215.9	$232.3	$234.1	$777.1	$874.5
GAAP selling, general and administrative expenses	$115.7	$126.3	$136.6	$170.0	$119.4	$451.3	$548.6
Acquired intangible asset amortization	(0.6)	(0.6)	(0.6)	(0.6)	(0.6)	(2.5)	(2.5)
Acquisitions, integrations, divestitures, and related costs	(6.0)	(6.0)	(4.6)	(3.4)	(3.8)	(6.2)	(20.0)
Business transition and related costs[3]	(0.5)	0.6	8.5	(30.8)	(2.1)	(1.5)	(22.2)
Litigation related expenses and settlements[4]	(5.8)	(17.2)	(38.4)	(41.5)	(17.1)	(76.1)	(102.9)
Non-GAAP selling, general and administrative expenses	$102.7	$103.0	$101.4	$93.7	$95.9	$365.1	$400.9
GAAP research and development expenses	$37.8	$39.1	$37.3	$68.0	$33.9	$130.5	$182.2
Acquisitions, integrations, divestitures, and related costs	-	-	-	-	-	(0.3)	-
Business transition and related costs[3]	(1.3)	(1.0)	(0.4)	(36.3)	(2.6)	(1.4)	(39.1)
Non-GAAP research and development expenses	$36.5	$38.1	$36.9	$31.7	$31.3	$128.8	$143.1
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.5	$2.7	$17.8	$0.5
Litigation related expenses and settlements[4]	-	-	-	(0.5)	(2.7)	(17.8)	(0.5)
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
GAAP operating expenses	$153.5	$165.4	$173.9	$238.5	$156.0	$599.6	$731.3
Acquired intangible asset amortization	(0.6)	(0.6)	(0.6)	(0.6)	(0.6)	(2.5)	(2.5)
Acquisitions, integrations, divestitures, and related costs	(6.0)	(6.0)	(4.6)	(3.4)	(3.8)	(6.5)	(20.0)
Business transition and related costs[3]	(1.8)	(0.4)	8.1	(67.2)	(4.7)	(2.9)	(61.3)
Litigation related expenses and settlements[4]	(5.8)	(17.2)	(38.4)	(42.0)	(19.7)	(93.8)	(103.5)
Non-GAAP operating expenses	$139.2	$141.1	$138.3	$125.4	$127.1	$493.9	$544.0
GAAP operating profit	$53.1	$41.9	$38.2	($70.2)	$78.0	$166.0	$63.0
Acquired intangible asset amortization	1.1	1.1	1.1	1.1	0.9	4.5	4.3
Acquisitions, integrations, divestitures, and related costs	6.0	6.1	4.6	3.4	3.8	6.5	20.1
Business transition and related costs[3]	2.1	7.2	(2.9)	130.7	4.5	7.8	137.2
Litigation related expenses and settlements[4]	5.8	17.2	38.4	42.0	19.7	93.8	103.5
Other adjustments	4.0	0.3	(1.9)	0.0	-	4.7	2.5
Non-GAAP operating profit	$72.2	$73.8	$77.7	$106.8	$106.9	$283.3	$330.5

Notes:

(1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions. Please visit the Investor Relations sections of Masimo's website at https://investor.masimo.com for Masimo Non-GAAP Definitions.

(2) The financial information reflects the continuing operations of Masimo's healthcare business. The Sound United business is being classified as "held for sale" and reported in discontinued operations.

(3) Refer to Page 12 for Supplemental Q4 2024 Data for Business Transition and Related Costs.

(4) Includes litigation expenses for certain matters: (i) all Apple litigation which is unique in nature and not indicative of the Company's on-going operating performance; and (ii) certain other litigation matters, which can vary in their characteristics, frequency and significance to our operating results.

10

GAAP to Non-GAAP Reconciliations – Continuing Operations

(Unaudited; in millions, except per share data) [1],[2]	Quarterly Performance					Full-Year	
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	FY 2023	FY 2024
GAAP non-operating income (expense)	**($11.6)**	**($11.1)**	**($9.0)**	**($9.5)**	**($9.6)**	**($53.0)**	**($41.2)**
Realized and unrealized gains or losses	1.3	1.7	0.4	1.0	2.5	8.8	4.4
Financing related adjustments	0.5	0.5	0.5	0.5	0.5	1.9	1.9
Non-GAAP non-operating income (expense)	**($9.9)**	**($9.0)**	**($8.1)**	**($8.0)**	**($6.6)**	**($42.3)**	**($35.0)**
GAAP provision for income taxes	**$9.4**	**$6.0**	**$4.9**	**($14.7)**	**$21.2**	**$5.3**	**$5.6**
Tax impact of non-GAAP adjustments	4.3	7.6	10.7	33.7	7.6	32.6	56.4
Excess tax benefits from stock-based compensation	1.3	2.0	1.6	0.8	2.9	2.9	5.7
Tax related adjustments	-	-	-	-	(5.9)	8.2	-
Non-GAAP provision for income taxes	**$15.1**	**$15.6**	**$17.3**	**$19.7**	**$25.6**	**$49.0**	**$67.7**
GAAP net income	**$32.1**	**$24.8**	**$24.3**	**($65.0)**	**$47.2**	**$107.7**	**$16.2**
Acquired intangible asset amortization	1.1	1.1	1.1	1.1	0.9	4.5	4.3
Acquisitions, integrations, divestitures, and related costs	6.0	6.1	4.6	3.4	3.8	6.5	20.1
Business transition and related costs[3]	2.1	7.2	(2.9)	130.7	4.5	7.8	137.2
Litigation related expenses and settlements[4]	5.8	17.2	38.4	42.0	19.7	93.8	103.5
Other adjustments	4.0	0.3	(1.9)	0.0	-	4.7	2.5
Realized and unrealized gains or losses	1.3	1.7	0.4	1.0	2.5	8.8	4.4
Financing related adjustments	0.5	0.5	0.5	0.5	0.5	1.9	1.9
Tax impact of non-GAAP adjustments	(4.3)	(7.6)	(10.7)	(33.7)	(7.6)	(32.6)	(56.4)
Excess tax benefits from stock-based compensation	(1.3)	(2.0)	(1.6)	(0.8)	(2.9)	(2.9)	(5.7)
Tax related adjustments	-	-	-	-	5.9	(8.2)	-
Non-GAAP net income	**$47.3**	**$49.2**	**$52.3**	**$79.2**	**$74.7**	**$191.9**	**$227.9**
GAAP net income per diluted share	**$0.59**	**$0.46**	**$0.45**	**($1.21)**	**$0.86**	**$1.99**	**$0.30**
Adjustment from basic to diluted shares[5]	0.00	0.00	0.00	0.02	0.00	0.00	0.00
Acquired intangible asset amortization	0.02	0.02	0.02	0.02	0.02	0.08	0.08
Acquisitions, integrations, divestitures, and related costs	0.11	0.11	0.09	0.06	0.07	0.12	0.37
Business transition and related costs[3]	0.04	0.13	(0.05)	2.40	0.08	0.14	2.52
Litigation related expenses and settlements[4]	0.11	0.32	0.71	0.77	0.36	1.73	1.90
Other adjustments	0.07	0.01	(0.03)	0.00	0.00	0.09	0.05
Realized and unrealized gains or losses	0.02	0.03	0.01	0.02	0.05	0.16	0.08
Financing related adjustments	0.01	0.01	0.01	0.01	0.01	0.03	0.03
Tax impact of non-GAAP adjustments	(0.08)	(0.14)	(0.20)	(0.62)	(0.14)	(0.60)	(1.04)
Excess tax benefits from stock-based compensation	(0.02)	(0.04)	(0.03)	(0.02)	(0.05)	(0.05)	(0.10)
Tax related adjustments	0.00	0.00	0.00	0.00	0.11	(0.15)	0.00
Non-GAAP net income per diluted share	**$0.87**	**$0.91**	**$0.96**	**$1.45**	**$1.36**	**$3.55**	**$4.19**
Weighted average shares outstanding - Diluted	**54.2**	**54.3**	**54.3**	**54.6**	**54.8**	**54.1**	**54.4**

Notes:
(1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions. Please visit the Investor Relations sections of Masimo's website at https://investor.masimo.com for Masimo Non-GAAP Definitions.
(2) The financial information reflects the continuing operations of Masimo's healthcare business. The Sound United business is being classified as "held for sale" and reported in discontinued operations.
(3) Refer to Page 12 for Supplemental Q4 2024 Data for Business Transition and Related Costs.
(4) Includes litigation expenses for certain matters: (i) all Apple litigation which is unique in nature and not indicative of the Company's on-going operating performance; and (ii) certain other litigation matters, which can vary in their characteristics, frequency and significance to our operating results.
(5) For GAAP earnings per diluted share purposes, the Company cannot reflect the ant-dilutive impact, if applicable, in its diluted shares calculations.

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Supplemental Q4 2024 Data for Business Transition and Related Costs Diluted EPS In Millions(Unaudited)(1) $1.12$61.0 Cost of goods sold directly attributable to the Strategic Realignment Initiative, of which $52 million was for products being phased out and/or no longer supported. The remaining amount was for previously capitalized assets no longer realizable as a result of these initiatives. $0.57$31.0 Selling, general and administrative expenses directly attributable to the Strategic Realignment Initiative, of which $22 million was for previously capitalized assets and other expenses related to abandoned facilities. The remaining amount was for severance and benefits for employees impacted, and similar items. $0.66$36.0 Research and development expenses directly attributable to the Strategic Realignment Initiative, of which $26 million was for previously capitalized software development costs, patents and related party licenses being phased out and/or no longer supported. The remaining amount was for severance and benefits for employees impacted, and similar items. $0.05$2.7 Certain costs (such as contract terminations, severance and benefits for employees impacted) related to rationalizing our operational footprint and optimizing business results separate from the Strategic Realignment Initiative actions above. $2.40$130.7Business transition and related costs related to Continuing Operations $0.06$3.3Business transition and related costs related to Discontinued Operations. $2.46$134.0Business transition and related costs in Exhibit 99.1 Press Release filed February 25, 2025 Notes: (1) Totals may not foot due to rounding. Amounts may vary from amounts previously reported due to rounding conventions. Please visit the Investor Relations sections of Masimo’s website at https://investor.masimo.com for Masimo Non-GAAP Definitions.